SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 06, 2005

FUELNATION INC.

Florida	12350	65-0827283
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification Number)

4121 SW 47th Avenue,

Suite 1301

Davie, FL 33314

(Address of principal executive offices)

954-587-3775

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

The Registrant, effective as of February 25, 2005, established a 50/50 joint venture partnership with Petraco Valley Oil & Refining Company, Inc., who has an address of 16139 Indian Mill, Houston, Texas 77082 http://www.pvorusa.com/ The newly formed joint venture is a Florida Limited Liability Company Act (the “Act”), the parties filed Articles of Organization for FuelNation Petraco Valley Oil & Refining Company, LLC, with the Florida Department of State, on February 25, 2005.

This Company has been formed to acquire crude oil, fuel oil, gas oil and petroleum products from National Oil Companies, Producers and Refiners. The partnership intends to Process, Refine, Trade, Resell and may engage in any activities that are directly related to the accomplishment of such purpose.

Item 9.01

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 06, 2005

FUELNATION INC.

By:	/s/ CHRISTOPHER ROBERT SALMONSON
Christopher Robert Salmonson
Chief Executive Officer

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